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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------
                                    FORM 8-K

                              ---------------------
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 2, 2004

                               [GRAPHIC OMITTED]

                            CLEARSTORY SYSTEMS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          DELAWARE                      1-12966                 06-1302773
(STATE OR OTHER JURISDICTION                                  (IRS EMPLOYER
     OF INCORPORATION)         (COMMISSION FILE NUMBER)     IDENTIFICATION NO.)


One Research Drive, Suite 200B, Westborough, MA                    01581
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 298-9795

                                   INSCI CORP.
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      The registrant has entered into a Factoring and Security Agreement dated as of October 13, 2004 and completed on November 2, 2004 (the "Factoring Agreement") with Benefactor Funding Corp., a Colorado corporation ("Benefactor"). Pursuant to the Factoring Agreement, the registrant will sell certain accounts receivable to Benefactor at a purchase price, for each accepted account, equal to (i) 98.75% of the face of amount of the applicable account receivable less (ii) Benefactor's fees and the amount of any trade or cash discounts, credits or allowances, set-offs or any other applicable reductions or adjustments. The registrant has granted Benefactor a security interest in all of its assets in order to secure the payment and performance of all obligations of the registrant to Benefactor under the Factoring Agreement.

      The foregoing description is subject to, and qualified in its entirety by, the Factoring Agreement filed as an exhibit hereto and incorporated herein by reference.

ITEM  5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
             CHANGE IN FISCAL YEAR.

         On November 1, 2004, the registrant filed with the Secretary of State of Delaware a Certificate of Amendment (the "Amendment") to its Certificate of Incorporation. The Amendment, which became effective on November 1, 2004, changed the registrant's name from "INSCI Corp." to "ClearStory Systems, Inc." The proposed Amendment was previously disclosed in the registrant's definitive Proxy Statement for the registrant's Annual Meeting of Stockholders held on October 28, 2004, which definitive Proxy Statement was filed with the Securities and Exchange Commission on September 30, 2004.

ITEM 9.01     FINANCIAL STATEMENT AND EXHIBITS.

      (c) Exhibits.

10.87   Factoring and Security Agreement
10.88   Amendment to Factoring and Security Agreement



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CLEARSTORY SYSTEMS, INC.

                                       By:/S/ HENRY F. NELSON
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                                       Henry F. Nelson
Dated: November 5, 2004                Chief Executive Officer and President